UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2012

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19658 (Commission File Number)	75-2398532 (IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas (Address of principal executive offices)	75240 (Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Kathleen Mason’s Employment Agreement

On February 16, 2012, Tuesday Morning Corporation (the “Company”) and Kathleen Mason, the Company’s President and Chief Executive Officer, entered into a second amendment (the “Mason Second Amendment”) to the Amended and Restated Employment Agreement, as amended, dated September 29, 2008, by and between the Company and Ms. Mason (the “Mason Employment Agreement”).  Pursuant to the Mason Second Amendment, Ms. Mason’s annual base salary was increased from $750,000 to $800,000 (or such other rate as the Compensation Committee of the of the Board of Directors (the “Compensation Committee”) may designate from time to time).  In addition, the Mason Second Amendment provides that, in lieu of the “additional compensation” Ms. Mason would otherwise have been entitled to receive under the Mason Employment Agreement, Ms. Mason will be granted on February 16, 2012 a combined award of an incentive stock option and non-qualified stock option (the “Mason Second Amendment Options”) to purchase an aggregate of 200,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  The allocation between the number of shares subject to the incentive stock option and the number of shares subject to the non-qualified stock option will be determined by the Compensation Committee on the date of the grant with the goal of maximizing the number of shares subject to the incentive stock option.  The Mason Second Amendment Options will have an exercise price per share based upon the closing price of the Common Stock on the date of grant, as determined in accordance with the 2008 Plan (as defined below), vest ratably on a daily basis over period of three years, and have a term of 10 years.  Under the Mason Second Amendment, Ms. Mason will also receive a grant under the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan (the “2008 Plan”) of: (1) a performance unit award consisting of up to a maximum of $800,000 in cash upon the terms and subject to the conditions set forth in the Performance Unit Award Agreement attached to the Mason Second Amendment as Annex A  and (2) a performance stock award consisting of up to a maximum of 100,000 shares of performance stock upon the terms and subject to the conditions set forth in the Performance Stock Award Agreement attached to the Mason Second Amendment as Annex B.  Each performance share represents a contingent right to receive one share of Common Stock and each performance unit represents a contingent right to receive $8.00 in cash, subject, in each case, to the achievement of the performance goals described below.  The Forms of Performance Unit Award Agreement and Performance Stock Award Agreement are each described below and attached hereto as Exhibits 10.1 and 10.2, respectively.

The description of the Mason Second Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Mason Second Amendment, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Amendment to Michael Marchetti’s Employment Agreement

Also on February 16, 2012, the Company and Michael Marchetti, the Company’s Executive Vice President and Chief Operating Officer, entered into a second amendment (the “Marchetti Second Amendment”) to the Employment Agreement, as amended, dated October 2, 2008, by and between the Company and Mr. Marchetti (the “Marchetti Employment Agreement”).  Pursuant to the Marchetti Second Amendment Agreement, Mr. Marchetti’s annual base salary was increased from $450,000 to $480,000 (or such other rate as the Compensation Committee may designate from time to time).  In addition, the Marchetti Second Amendment provides that, in lieu of the “additional compensation” Mr. Marchetti would otherwise have been entitled to receive under the Marchetti Employment Agreement, Mr. Marchetti will be granted on February 16, 2012 a combined award of an incentive stock option and non-qualified stock option (the “Marchetti Second Amendment Options”) to purchase an aggregate of 75,000 shares of Common Stock.  The allocation between the number of shares subject to the incentive stock option and the number of shares subject to the non-qualified stock option will be determined by the Compensation Committee on the date of the grant with the goal of maximizing the number of shares subject to the incentive stock option.  The Marchetti Second Amendment Options will have an exercise price per share based upon the closing price of the Common Stock on the date of grant, as determined in accordance with the 2008 Plan, vest ratably on a daily basis over period of three years, and have a term of 10 years.  Under the Marchetti Second Amendment, Mr. Marchetti will also receive a grant under the 2008 Plan of: (1) a performance unit award consisting of up to a maximum of $480,000 in cash upon the terms and subject to the conditions set forth in the Performance Unit Award Agreement attached to the Marchetti Second Amendment as Annex A and (2) a performance stock award consisting of up to a maximum of 60,000 shares of performance stock upon the terms and subject to the conditions set forth in the Performance Stock Award Agreement attached to the Marchetti Second Amendment as Annex B.  Each performance share represents a contingent right to receive one share of Common Stock and each performance unit represents a contingent right to receive $8.00 in cash, subject, in each case, to the achievement of the performance goals described below.  The Forms of Performance Unit Award Agreement and Performance Stock Award Agreement are each described below and attached hereto as Exhibits 10.1 and 10.2, respectively.

The description of the Marchetti Second Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Marchetti Second Amendment, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Approval of Form of Performance Unit Award Agreement and Form of Performance Stock Award Agreement

The 2008 Plan authorizes the grant of equity-based compensation to the directors, officers, and key employees of, and other key individuals who perform services for, the Company and its subsidiaries in the form of, among others, performance unit awards and performance stock awards.  The 2008 Plan was approved by the Company’s stockholders at the Company’s 2008 annual meeting and is administered by the Compensation Committee.  In connection with the approval of the employment agreement amendments described above, the Compensation Committee approved the form of award agreement for grants under the 2008 Plan of performance unit awards (the “Form of Performance Unit Award Agreement”) and the form of award agreement for grants under the 2008 Plan of performance stock awards (the “Form of Performance Stock Award Agreement”).

Pursuant to the Form of Performance Unit Award Agreement and the Form of Performance Stock Award Agreement, the performance units and performance stock shares, respectively, may be issued to the Company’s employees.  The vesting of such awards are subject to the following vesting conditions (1) the first one-third tranche of performance units and performance stock shares (the “First Tranche”) will vest if during the period beginning November 1, 2011 and ending October 31, 2012 (the “2012 Performance Period”), the closing price of the Common Stock is equal to or greater than $8.00 per share for a period of 40 or more consecutive trading days (the “Performance Target”), (2) the second one-third tranche of performance units and performance stock shares (the “Second Tranche”), and the First Tranche (if the Performance Target was not achieved during the 2012 Performance Period), will vest if during the period beginning November 1, 2012 and ending October 31, 2013 (the “2013 Performance Period”), the Performance Target is achieved, (3) the third one-third tranche of performance units and performance stock shares (the “Third Tranche”), and the First Tranche and/or the Second Tranche (if either or both of such tranches did not vest in a prior performance period as provided above) will vest if during the period beginning November 1, 2013 and ending October 31, 2014 (the “2014 Performance Period”), the Performance Target is achieved, and (4) if any or all of the First Tranche, the Second Tranche and/or the Third Tranche do not vest in a prior performance period as provided above, such tranche or tranches will vest if during the period beginning November 1, 2014 and ending October 31, 2015 (the “2015 Performance Period”), the Performance Target is achieved.  The vesting of each of the First Tranche, the Second Tranche and the Third Tranche is also subject to the holder of such award being actively employed by the Company from the grant date of the award through the applicable vesting date.  If the Performance Target is not satisfied during the 2015 Performance Period, each of the First Tranche, the Second Tranche and the Third Tranche that has not previously vested in accordance with the schedule set forth above shall lapse and be forfeited as of the close of business on October 31, 2015.

The descriptions of the Form of Performance Unit Award Agreement and the Form of Performance Stock Award Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the Form of Performance Unit Award Agreement and Form of Performance Stock Award Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Form of Performance Unit Award Agreement under the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan

10.2	Form of Performance Stock Award Agreement under the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan

10.3	Second Amendment to Amended and Restated Employment Agreement, dated February 16, 2012, by and between Tuesday Morning Corporation and Kathleen Mason

10.4	Second Amendment to Employment Agreement, dated February 16, 2012, by and between Tuesday Morning Corporation and Michael Marchetti

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: February 17, 2012	By:	/s/ Stephanie Bowman
Stephanie Bowman
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Performance Unit Award Agreement under the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan

10.2	Form of Performance Stock Award Agreement under the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan

10.3	Second Amendment to Amended and Restated Employment Agreement, dated February 16, 2012, by and between Tuesday Morning Corporation and Kathleen Mason

10.4	Second Amendment to Employment Agreement, dated February 16, 2012, by and between Tuesday Morning Corporation and Michael Marchetti